                                  EXHIBIT 10.4

          THIS FOURTH CREDIT AMENDING AGREEMENT made as of the 4th day of December, 2002.

A M O N G:

                        KINGSWAY FINANCIAL SERVICES INC.
                      AND KINGSWAY U.S. FINANCE PARTNERSHIP
                                  As Borrowers

                                       AND

                       The Lenders named herein as Lenders

                                       AND

                       CANADIAN IMPERIAL BANK OF COMMERCE,
                             As Administrative Agent

                                       AND

                       LASALLE BANK NATIONAL ASSOCIATION,
                              As Syndication Agent

          WHEREAS:

          1. Pursuant to a Credit Agreement made as of the 28th day of May, 2002 among the parties hereto as amended by a credit amending agreement dated September 24th, 2002, a second credit amending agreement also dated September 24/th/, 2002 and a third credit amending agreement dated as of October 30, 2002 (collectively the "Credit Agreement"), the Lenders and the Agents established certain credit facilities in favour of the Borrowers;

          2. The Agents, the Lenders and the Borrowers have agreed to amend certain terms and conditions of the Credit Agreement in the manner hereinafter set forth;

          FOR VALUABLE CONSIDERATION, the parties agree as follows:

                                    ARTICLE I

                           AMENDMENT TO INTERPRETATION

1.01 Amendment to Definition of Permitted Indebtedness. Sub-section 1.01(91)(xvi) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

     "(xvi)    Indebtedness in connection with preferred securities issued by
     Kingsway Financial Capital Trust I (the "Trust Preferred Securities Issuance"), provided that (i) there is no redemption of the preferred securities into cash without the prior written consent of the Majority of the Lenders, (ii) a default under the Credit Agreement is not a default or an event of default in respect of such Indebtedness and acceleration of the Outstanding Obligations does not result in an acceleration of the obligations under the debentures issued in connection with the Trust Preferred Securities Issuance (the "Debentures"), (iii) no cash dividends may be repaid or preference shares redeemed so long as a Default or Event of Default has occurred and is continuing under the Credit Agreement and
     (iv) the terms and conditions of the Trust Preferred Securities Issuance are otherwise satisfactory to the Majority of the Lenders, provided that the aggregate Indebtedness pursuant to (A) the Trust Preferred Securities Issuance and (B) the Indebtedness described in Section 1.01(91)(xvii) does not exceed US $80,000,000."

1.02 Additional Permitted Indebtedness. Section 1.01(91) of the Credit Agreement is hereby amended by deleting the period found at the end of sub-section 1.01(91)(xvi) and replacing such period with a semi-colon, by adding the word "and" immediately following the semi-colon and by adding the following as sub-section 1.01(91)(xvii):

     "(xvii)   Indebtedness in connection with the issuance of preferred
     securities through KBW/FTN Insurance Preferred Securities issued by a pooling vehicle (the "Trust Pool Securities") provided that (i) there shall be no redemption of the Trust Pool Securities into cash without the prior written consent of the Majority of the Lenders; (ii) a default under the Credit Agreement is not a default or event of default in respect of such Indebtedness and acceleration of the Outstanding Obligations does not result in an acceleration of the obligations under the debentures issued in connection with the Trust Pool Securities (the "Trust Pool Debentures");
     (iii) no cash dividends may be repaid or preference shares redeemed so long as a Default or Event of Default under the Credit Agreement has occurred and is continuing; and (iv) the terms and conditions of the Trust Pool Securities are otherwise satisfactory to the Majority of the Lenders, provided that the aggregate Indebtedness pursuant to (A) the Trust Preferred Securities Issuance and (B) the Trust Pool Debentures does not exceed US $80,000,000."

                                   ARTICLE II

                             AMENDMENT TO COVENANTS

2.01 Amendment to Funded Debt to Total Capitalization Ratio. Sub-section 8.02(1) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

     "Funded Debt to Total Capitalization Ratio. The Canadian Borrower shall maintain at all times a ratio of Funded Debt to Total Capitalization on a Consolidated basis of not greater than 0.30:1.00 calculated quarterly on the last day of each fiscal quarter of the Canadian Borrower; provided that for the purposes of this covenant only neither the Debentures nor the Trust Pool Debentures shall be included in the calculation of Funded Debt but shall be included in the calculation of Total Capitalization."

2.02 Amendment to Minimum Tangible Net Worth Covenant. Sub-section 8.02(2) of the Credit Agreement is hereby amended by adding the following sentence at the end of such sub-section:

     "For greater certainty the proceeds of the Trust Preferred Securities Issuance and the Trust Pool Securities issuance shall not be included in the calculation of Minimum Tangible Net Worth."

2.03 Amendment to No Guarantees Covenant. Sub-section 8.03(5) of the Credit Agreement is hereby amended by deleting subparagraph (xi) in its entirety and by adding the following immediately following sub-section 8.03(5)(x):

     "(xi) the guarantees issued by the US Borrower and the Canadian Borrower in connection with the Trust Pool Securities issuance; and

     (xii)  as otherwise permitted hereunder."

2.04 Amendment to Material Contracts Covenant. Sub-section 8.03(7) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

     "(7) Material Contracts. Neither Borrower, nor Kingsway America nor any of the Subsidiaries shall cancel or terminate any material contract or amend or otherwise modify any material contract, or waive any default or breach under any material contract, or take any other action in connection with any material contract that could reasonably be expected to have a

     Material Adverse Effect. By way of example and not in limitation of the foregoing, the Borrowers will not consent to or enter into any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, (a) any documents relating to preferred stock issued by the Canadian Borrower, (b) documents relating to any warrant or option granted by the Canadian Borrower if the effect of such amendment, supplement or other modification is to impose or increase any monetary obligation on any Borrower, (c) any constating documents of either Borrower other than any such amendment, supplement or other modification which is immaterial or which could not reasonably be expected to have in a Material Adverse Effect, (d) any material documents relating to the Trust Preferred Securities Issuance or the Trust Pool Securities issuance."

2.05 Amendment to Restricted Payments Covenant. Sub-section 8.03(14) of the Credit Agreement is hereby amended by deleting subclause (b) in its entirety and replacing it with the following:

     "(b) The Borrowers will not, and will not permit or cause Kingsway America or any of the Subsidiaries to:

          (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment of principal or any Subordinated Debt, or directly or indirectly make any redemption (including pursuant to any change of control provision), retirement, defeasance or other requisition for value of any Subordinated Debt, or make any deposit or otherwise set aside funds for any of the foregoing purposes; or

          (ii) make any payment of principal or interest in respect of the Debentures or the Trust Pool Debentures following the occurrence of an Event of Default which is continuing or make any such payment if the making of such payment would result in the occurrence of a Default or Event of Default."

                                  ARTICLE III

                     CONDITIONS PRECEDENT TO THIS AGREEMENT

3.01 Conditions Precedent. This Fourth Credit Amending Agreement shall not come into effect and the Credit Agreement shall not be amended to reflect the amendments contemplated herein until the Agent shall have received (i) all material documentation as determined by the Agent in its sole discretion relating to the Trust Pool Securities issuance, including, without limitation, all materials filed with any securities commission, and the Agent and the Lenders shall be satisfied with the terms and conditions thereof; and (ii) an intercreditor agreement with the holders of the Trust Pool Debentures in respect of the obligations of the Borrowers or their Subsidiaries to the holders of the Trust Pool Debentures, to provide, among other things, for subordination of the Trust Pool Debentures to the payment in full of the Outstanding Obligations.

                                   ARTICLE IV

                                  MISCELLANEOUS

4.01 Nature of Amendments and Defined Terms. It is acknowledged and agreed that the terms of this Fourth Credit Amending Agreement are in addition to and, unless specifically provided for, shall not limit, restrict, modify, amend or release any of the understandings, agreements or covenants as set out in the Credit Agreement. The Credit Agreement shall henceforth be read and construed in conjunction with this Fourth Credit Amending Agreement and the Credit Agreement together with all of the powers, provisions, conditions, covenants and agreements contained or implied in the Credit Agreement shall be and shall continue to be in full force and effect. References to the "Credit Agreement" or the "Agreement" in the Credit Agreement or in any other document delivered in connection with, or pursuant to, the Credit Agreement, shall mean the Credit Agreement, as amended hereby. Capitalized terms utilized in this agreement but not defined in this Agreement shall have the meanings ascribed to such terms in the Credit Agreement.

4.02 Assignment. This Fourth Credit Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns but shall not be assignable by the Borrowers or either of them without the prior written consent of the Agents and Lenders.

4.03 Severability. Any provision of this Fourth Credit Amending Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.04 Governing Law. This Fourth Credit Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated in all respects as an Ontario contract and the parties hereby submit and attorn to the non-exclusive jurisdiction of the courts of the Province of Ontario.

4.05 Further Assurances. The Borrowers shall from time to time and at all times hereafter, upon every reasonable request from the Agents or the Lenders, make, do, execute and deliver or cause to be made, done, executed and delivered, all such further acts, deeds and assurances and things as may be necessary in the opinion of the Agents for more effectually implementing and carrying out the true intent and meaning of this Fourth Credit Amending Agreement.

4.06 Counterparts. This Fourth Credit Amending Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same agreement.

          IN WITNESS WHEREOF the parties hereto have executed this Fourth Credit Amending Agreement.

                         KINGSWAY FINANCIAL SERVICES INC.

                         By:    /s/ William G. Star
                               -----------------------------------------------
                               Name: William G. Star
                               Title: President & Chief Executive Officer

                         By:    /s/ W. Shaun Jackson
                               -----------------------------------------------
                               Name: W. Shaun Jackson
                               Title: Executive Vice President
                                      & Chief Financial Officer


                         KINGSWAY U.S. FINANCE PARTNERSHIP
                         by its Partners
                               KINGSWAY FINANCIAL SERVICES INC.

                         By:    /s/ W. Shaun Jackson
                               -----------------------------------------------
                               Name: W. Shaun Jackson
                               Title: Executive Vice President

                               METRO CLAIM SERVICES INC.

                         By:    /s/ W. Shaun Jackson
                               -----------------------------------------------
                               Name: W. Shaun Jackson
                               Title: Secretary

                         CANADIAN IMPERIAL BANK OF COMMERCE,
                         AS CANADIAN LENDER

                         By:    /s/ Ralph Sehgal
                               -----------------------------------------------
                               Name: Ralph Sehgal
                               Title: Executive Director

                         By:    /s/ Warren Lobo
                               -----------------------------------------------
                               Name: Warren Lobo
                               Title: Director

                         HSBC BANK CANADA,
                         AS CANADIAN LENDER

                         By:    /s/ Martin J. Haythorne
                               -----------------------------------------------
                               Name: Martin J. Haythorne
                               Title: Assistant Vice President

                         By:   _______________________________________________
                               Name:
                               Title:


                         LASALLE BANK NATIONAL ASSOCIATION,
                         AS U.S. LENDER

                         By:    /s/ Bradley J. Kronland
                               -----------------------------------------------
                               Name: Bradley J. Kronland
                               Title: Assistant Vice President

                         By:    /s/ Robert Frentzel
                               -----------------------------------------------
                               Name: Robert Frentzel
                               Title: Senior Vice President


                         CANADIAN IMPERIAL BANK OF COMMERCE,
                         NEW YORK AGENCY, AS U.S. LENDER

                         By:    /s/ Ray Smith
                               -----------------------------------------------
                               Name: Ray Smith
                               Title: Managing Director

                         By:   _______________________________________________
                               Name:
                               Title:


                         CANADIAN IMPERIAL BANK OF COMMERCE,
                         AS ADMINISTRATIVE AGENT

                         By:    /s/ Ralph Sehgal
                               -----------------------------------------------
                               Name: Ralph Sehgal
                               Title: Executive Director

                         By:    /s/ Warren Lobo
                               -----------------------------------------------
                               Name: Warren Lobo
                               Title: Director

                         LASALLE BANK NATIONAL ASSOCIATION,
                         AS SYNDICATION AGENT

                         By:    /s/ Bradley J. Kronland
                               -----------------------------------------------
                               Name: Bradley J. Kronland
                               Title: Assistant Vice President

                         By:    /s/ Robert Frentzel
                               -----------------------------------------------
                               Name: Robert Frentzel
                               Title: Senior Vice President

                  THIS FIFTH CREDIT AMENDING AGREEMENT made as of the 1/st/ day of January, 2003.

A M O N G:

                        KINGSWAY FINANCIAL SERVICES INC.
                      AND KINGSWAY U.S. FINANCE PARTNERSHIP
                                  As Borrowers

                                       AND

                       The Lenders named herein as Lenders

                                       AND

                       CANADIAN IMPERIAL BANK OF COMMERCE,
                             As Administrative Agent

                                       AND

                       LASALLE BANK NATIONAL ASSOCIATION,
                              As Syndication Agent

                  WHEREAS:

                  1. Pursuant to a Credit Agreement made as of the 28th day of May, 2002 among the parties hereto as amended by a credit amending agreement dated September 24th, 2002, a second credit amending agreement also dated September 24/th/, 2002, a third credit amending agreement dated as of October 30, 2002, and a fourth credit amending agreement dated December 4/th/, 2002 (collectively the "Credit Agreement"), the Lenders and the Agents established certain credit facilities in favour of the Borrowers;

                  2. The Agents, the Lenders and the Borrowers have agreed to amend certain terms and conditions of the Credit Agreement in the manner hereinafter set forth;

                  FOR VALUABLE CONSIDERATION, the parties agree as follows:

                                   ARTICLE V

                           AMENDMENT TO INTERPRETATION

5.01 Additional Permitted Indebtedness. Section 1.01(91) of the Credit Agreement is hereby amended by adding the words "Kingsway Connecticut Statutory Trust I to" after the word "by" at the beginning of sub-section 1.01(91)(xvii), prior to clause (i) thereof, by deleting the period found at the end of sub-section 1.01(91)(xvii) and replacing such period with a semi-colon, by adding the word "and" immediately following the semi-colon and by adding the following as sub-section 1.01(91)(xviii):


         "(xviii) Indebtedness in connection with the issuance of preferred securities by a statutory trust to a pooling vehicle sponsored by
         * , and in connection with the issuance of preferred securities by a statutory trust to a pooling vehicle sponsored by *
         (together, such Indebtedness are herein referred to as the "Second Round Trust Pool Securities") provided that (i) there shall be no redemption of the Second Round Trust Pool Securities into cash without the prior written consent of the Majority of the Lenders; (ii) a default under the Credit Agreement is not a default or event of default in respect of such Indebtedness and acceleration of the Outstanding Obligations does not result in an acceleration of the obligations under the debentures issued in connection with the Second Round Trust Pool Securities (the "Second Round Trust Pool Debentures"); (iii) no cash dividends may be paid on the Second Round Trust Pool Securities or preference shares redeemed so long as a Default or Event of Default under the Credit Agreement has occurred and is continuing; and (iv) the terms and conditions of the Second Round Trust Pool Securities are otherwise satisfactory to the Majority of the Lenders, provided that the aggregate Indebtedness pursuant to the Second Round Trust Pool Debentures does not exceed US $30,000,000."

                                   ARTICLE VI

                             AMENDMENT TO COVENANTS

6.01 Amendment to Funded Debt to Total Capitalization Ratio. Sub-section 8.02(1) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

         "Funded Debt to Total Capitalization Ratio. The Canadian Borrower shall maintain at all times a ratio of Funded Debt to Total Capitalization on a Consolidated basis of not greater than 0.30:1.00 calculated quarterly on the last day of each fiscal quarter of the Canadian Borrower; provided that, for the purposes of this covenant only, neither the Debentures nor the Trust Pool Debentures nor the Second Round Trust Pool Debentures shall be included in the calculation of

-----------------------

         * An asterisk represents certain material which has been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Such omitted material will be filed separately with the SEC.

         Funded Debt but the Debentures, Trust Pool Debentures and Second Round Trust Pool Debentures shall be included in the calculation of Total Capitalization."

6.02 Amendment to Minimum Tangible Net Worth Covenant. Sub-section 8.02(2) of the Credit Agreement is hereby amended by deleting the sentence at the end of such sub-section and adding the following sentence at the end of such sub-section:

         "For greater certainty the proceeds of the Trust Preferred Securities Issuance, the Trust Pool Securities issuance and the Second Round Trust Pool Securities issuances shall not be included in the calculation of Minimum Tangible Net Worth."

6.03 Amendment to Capital Surplus Ratio Covenant. Sub-section 8.02(4) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

         "Capital Surplus Ratio. The Canadian Borrower shall maintain at all times a Capital Surplus Ratio on a Consolidated basis calculated quarterly on the last day of each fiscal quarter of the Canadian Borrower on a rolling four-quarter basis as follows:

         (i) from the Closing Date to and including June 30, 2002 of not greater than 2.75:1.00;

         (ii) from July 1, 2002 to and including December 31, 2002 of not greater than 3.50:1.00;

         (iii) from January 1, 2003 to and including March 31, 2003 of not greater than 3.25:1.00; and

         (iv)     thereafter of not greater than 2.75:1.00."

6.04 Amendment to No Guarantees Covenant. Sub-section 8.03(5) of the Credit Agreement is hereby amended by deleting subparagraphs (xi) and (xii) in their entirety and by adding the following immediately following sub-section 8.03(5)(x):

         "(xi) the guarantees issued by Kingsway America and the Canadian Borrower in connection with the Trust Pool Securities Issuance; and"

6.05 Further Amendment to No Guarantees Covenant. Sub-section 8.03(5) of the Credit Agreement is hereby amended by adding the following immediately following sub-section 8.03(5)(xi):

         "(xii) the guarantees issued by Kingsway America and the Canadian Borrower in connection with the Second Round Trust Pool Securities issuances; and

         (xiii)   as otherwise permitted hereunder."

6.06 Amendment to Material Contracts Covenant. Sub-section 8.03(7) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

         "(7)     Material Contracts. Neither Borrower, nor Kingsway America nor
         any of the Subsidiaries shall cancel or terminate any material contract or amend or otherwise modify any material contract, or waive any default or breach under any material contract, or take any other action in connection with any material contract that could reasonably be expected to have a Material Adverse Effect. By way of example and not in limitation of the foregoing, the Borrowers will not consent to or enter into any amendment, supplement or other modification of any of the terms or provisions contained in, or applicable to, (a) any documents relating to preferred stock issued by the Canadian Borrower,
         (b) documents relating to any warrant or option granted by the Canadian Borrower if the effect of such amendment, supplement or other modification is to impose or increase any monetary obligation on any Borrower, (c) any constating documents of either Borrower other than any such amendment, supplement or other modification which is immaterial or which could not reasonably be expected to have in a Material Adverse Effect, (d) any material documents relating to the Trust Preferred Securities Issuance, the Trust Pool Securities issuance, and the Second Round Trust Pool Securities issuances."

6.07 Amendment to Restricted Payments Covenant. Sub-section 8.03(14) of the Credit Agreement is hereby amended by deleting subclause (b) in its entirety and replacing it with the following:

         "(b)     The Borrowers will not, and will not permit or cause Kingsway
         America or any of the Subsidiaries to:

                  (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment of principal on any Subordinated Debt, or directly or indirectly make any redemption (including pursuant to any change of control provision), retirement, defeasance or other acquisition for value of any Subordinated Debt, or make any deposit or otherwise set aside funds for any of the foregoing purposes; or

                (ii) make any payment of principal or interest in respect of the Debentures, the Trust Pool Debentures or the Second Round Trust Pool Debentures following the occurrence of an Event of Default which is continuing or make any such payment if the making of such payment would result in the occurrence of a Default or Event of Default."




                                   ARTICLE VII

                     CONDITIONS PRECEDENT TO THIS AGREEMENT

7.01     Conditions Precedent.

(a) This Fifth Credit Amending Agreement other than Sections 2.03 and 2.04 (which shall come into effect upon satisfaction of the condition precedent set out in Section 3.01(b)) shall not come into effect and the Credit Agreement shall not be amended to reflect the amendments contemplated therein until (A) the Agent shall have received (i) all material documentation as determined by the Agent in its sole discretion relating to the Second Round Trust Pool Securities issuances, including, without limitation, all materials filed with any securities commission, and the Agent and the Lenders shall be satisfied with the terms and conditions thereof; (ii) an intercreditor agreement with the holders of the Second Round Trust Pool Debentures or such other evidence of subordination as may be satisfactory to the Agent and the Majority of the Lenders in respect of the obligations of the Borrowers or their Subsidiaries to the holders of the Second Round Trust Pool Debentures, to provide, among other things, for subordination of the obligations of the Borrowers or Kingsway America in connection with the Second Round Trust Pool Debentures to the payment in full of the Outstanding Obligations, and (B) the conditions precedent set out in Sub-section 3.01(b) shall have been satisfied;

(b) Sections 2.03 and 2.04 of this Fifth Credit Amending Agreement shall come into effect as of January 1, 2003 and the Credit Agreement shall be amended to reflect the amendments contemplated herein upon (i) payment by the Borrowers to each of the Lenders of an amendment fee in an amount equal to 20 basis points of their respective Commitments, and (ii) execution and delivery of this Agreement by the parties hereto.

                                  ARTICLE VIII

                                  MISCELLANEOUS

8.01 Nature of Amendments and Defined Terms. It is acknowledged and agreed that the terms of this Fifth Credit Amending Agreement are in addition to and, unless specifically provided for, shall not limit, restrict, modify, amend or release any of the understandings, agreements or covenants as set out in the Credit Agreement. The Credit Agreement shall henceforth be read and construed in conjunction with this Fifth Credit Amending Agreement and the Credit Agreement together with all of the powers, provisions, conditions, covenants and agreements contained or implied in the Credit Agreement shall be and shall continue to be in full force and effect. References to the "Credit Agreement" or the "Agreement" in the Credit Agreement or in any other document delivered in connection with, or pursuant to, the Credit Agreement, shall mean the Credit Agreement, as amended hereby. Capitalized terms utilized in this agreement but not defined in this Agreement shall have the meanings ascribed to such terms in the Credit Agreement.

8.02 Assignment. This Fifth Credit Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns but shall not be assignable by the Borrowers or either of them without the prior written consent of the Agents and Lenders.

8.03 Severability. Any provision of this Fifth Credit Amending Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.04 Governing Law. This Fifth Credit Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated in all respects as an Ontario contract and the parties hereby submit and attorn to the non-exclusive jurisdiction of the courts of the Province of Ontario.

8.05 Further Assurances. The Borrowers shall from time to time and at all times hereafter, upon every reasonable request from the Agents or the Lenders, make, do, execute and deliver or cause to be made, done, executed and delivered, all such further acts, deeds and assurances and things as may be necessary in the opinion of the Agents for more effectually implementing and carrying out the true intent and meaning of this Fifth Credit Amending Agreement.

8.06 Counterparts. This Fifth Credit Amending Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same agreement.

        IN WITNESS WHEREOF the parties hereto have executed this Fifth Credit Amending Agreement.

                               KINGSWAY FINANCIAL SERVICES INC.

                               By:  /s/ William G. Star
                                   --------------------------------------------
                                   Name: William G. Star
                                   Title: President & Chief Executive Officer

                               By:  /s/ W. Shaun Jackson
                                   ---------------------------------------------
                                   Name: W. Shaun Jackson
                                   Title: Executive Vice President
                                          & Chief Financial Officer


                               KINGSWAY U.S. FINANCE PARTNERSHIP
                               by its Partners
                                   KINGSWAY FINANCIAL SERVICES INC.

                               By:  /s/ William G. Star
                                   ---------------------------------------------
                                   Name: William G. Star
                                   Title: President & Chief Executive Officer

                                   METRO CLAIM SERVICES INC.

                               By:  /s/ W. Shaun Jackson
                                   ---------------------------------------------
                                   Name: W. Shaun Jackson
                                   Title: Secretary


                               CANADIAN IMPERIAL BANK OF COMMERCE,
                               AS CANADIAN LENDER

                               By:  /s/ Ralph Sehgal
                                   ---------------------------------------------
                                   Name: Ralph Sehgal
                                   Title: Executive Director

                               By:  /s/ Patti Perras Shugart
                                   ---------------------------------------------
                                   Name: Patti Perras Shugart
                                   Title: Managing Director


                               HSBC BANK CANADA,
                               AS CANADIAN LENDER

                               By:  /s/ Martin J. Haythorne
                                   ---------------------------------------------
                                   Name: Martin J. Haythorne
                                   Title: Assistant Vice President
                                          Corporate and Institutional Banking

                               By: _____________________________________________
                                   Name:
                                   Title:

                                   LASALLE BANK NATIONAL ASSOCIATION,
                                   AS U.S. LENDER

                                   By:   /s/ Bradley J. Kronland
                                        ----------------------------------------
                                        Name: Bradley J. Kronland
                                        Title: Assistant Vice President

                                   By:   /s/ George Kumis
                                        ----------------------------------------
                                        Name: George Kumis
                                        Title: Senior Vice President



                                   CANADIAN IMPERIAL BANK OF COMMERCE,
                                   NEW YORK AGENCY, AS U.S. LENDER

                                   By:   /s/ Geraldine Kerr
                                        ----------------------------------------
                                        Name: Geraldine Kerr
                                        Title: Executive Director
                                               CIBC World Markets, As Agent

                                   By:  ________________________________________
                                        Name:
                                        Title:



                                   CANADIAN IMPERIAL BANK OF COMMERCE,
                                   AS ADMINISTRATIVE AGENT

                                   By:   /s/ Warren Lobo
                                        ----------------------------------------
                                        Name: Warren Lobo
                                        Title: Director

                                   By:   /s/ Ralph Sehgal
                                        ----------------------------------------
                                        Name: Ralph Sehgal
                                        Title: Executive Director


                                   LASALLE BANK NATIONAL ASSOCIATION,
                                   AS SYNDICATION AGENT

                                   By:   /s/ Bradley J. Kronland
                                        ----------------------------------------
                                        Name: Bradley J. Kronland
                                        Title: Assistant Vice President

                                   By:   /s/ George Kumis
                                        ----------------------------------------
                                        Name: George Kumis
                                        Title: Senior Vice President